UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21343

Western Asset Emerging Markets Debt Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 62.6%
Argentina — 4.3%
Republic of Argentina	7.820%	12/31/33	12,274,267	EUR	$9,620,001	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,093,341		754,405
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	23,241,004	EUR	3,923,278	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	4,205,000		588,700	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	2,787,000		2,643,364
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,025,000		2,556,125
Republic of Argentina, Senior Bonds	2.260%	12/31/38	482,573	EUR	187,493
Republic of Argentina, Senior Notes	8.750%	6/2/17	5,914,660		5,204,901
Total Argentina					25,478,267
Brazil — 6.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	4,325,000	BRL	2,252,427
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	49,840,000	BRL	24,928,615
Federative Republic of Brazil	7.125%	1/20/37	7,698,250		9,873,006
Total Brazil					37,054,048
Chile — 1.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,630,000		1,643,993	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000		1,798,409	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,761,210
Republic of Chile, Senior Notes	5.500%	8/5/20	1,520,000,000	CLP	3,094,406
Total Chile					9,298,018
Colombia — 3.7%
Republic of Colombia	7.375%	9/18/37	7,751,000		10,165,437
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		1,103,860
Republic of Colombia, Senior Notes	7.375%	3/18/19	8,695,000		10,768,757
Total Colombia					22,038,054
Hungary — 1.1%
Republic of Hungary, Senior Notes	6.250%	1/29/20	4,680,000		4,563,000
Republic of Hungary, Senior Notes	6.375%	3/29/21	2,390,000		2,337,420
Total Hungary					6,900,420
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	740,000		617,900	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	820,000		684,700	(a)(c)
Total India					1,302,600
Indonesia — 3.3%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000		761,063	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	16,432,000,000	IDR	2,316,467
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	34,333,000,000	IDR	5,181,342
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	31,685,000,000	IDR	4,539,062
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000		1,860,375	(c)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	37,732,000,000	IDR	5,257,518
Total Indonesia					19,915,827
Malaysia — 1.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	32,245,000	MYR	10,265,334
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,710,000	MYR	556,006
Total Malaysia					10,821,340
Mexico — 5.4%
Mexican Bonos, Bonds	8.000%	6/11/20	277,905,900	MXN	22,288,921
United Mexican States, Bonds	10.000%	12/5/24	29,520,000	MXN	2,719,886
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,476
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		2,086,130
United Mexican States, Senior Notes	5.950%	3/19/19	4,442,000		5,063,880
Total Mexico					32,163,293

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Panama — 2.1%
Republic of Panama	7.250%	3/15/15	4,638,000		$5,326,743
Republic of Panama	9.375%	4/1/29	4,900,000		7,386,750
Total Panama					12,713,493
Peru — 5.9%
Republic of Peru	8.750%	11/21/33	12,375,000		17,615,812
Republic of Peru, Bonds	7.840%	8/12/20	18,295,000	PEN	7,483,569
Republic of Peru, Bonds	6.550%	3/14/37	1,128,000		1,314,120
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		7,500,000
Republic of Peru, Senior Notes	7.125%	3/30/19	1,350,000		1,636,875
Total Peru					35,550,376
Poland — 3.4%
Republic of Poland, Bonds	5.500%	4/25/15	36,895,000	PLN	11,330,017
Republic of Poland, Senior Notes	6.375%	7/15/19	2,950,000		3,252,375
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000		5,750,000
Total Poland					20,332,392
Russia — 6.6%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		128,537	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,728,000		2,697,310	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	320,000		341,600	(c)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	105,000		142,690	(c)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	404,000		670,640	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	31,392,660		35,353,786	(c)
Total Russia					39,334,563
Sri Lanka — 0.4%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	2,390,000		2,302,129	(c)
Turkey — 8.7%
Republic of Turkey, Notes	6.750%	5/30/40	4,190,000		4,389,025
Republic of Turkey, Senior Bonds	5.625%	3/30/21	950,000		976,125
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000		11,169,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000		1,416,700
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000		2,893,750
Republic of Turkey, Senior Notes	6.875%	3/17/36	28,987,000		31,016,090
Total Turkey					51,860,690
Venezuela — 8.0%
Bolivarian Republic of Venezuela	5.750%	2/26/16	33,830,000		24,273,025	(c)
Bolivarian Republic of Venezuela	7.000%	12/1/18	7,220,000		4,602,750	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	1,674,000		954,180
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	10,661,000		6,636,473
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,850,000		3,801,875
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000		1,733,715
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	750,000		480,000
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	8,205,000		5,251,200	(c)
Total Venezuela					47,733,218
TOTAL SOVEREIGN BONDS (Cost — $367,725,527)					374,798,728
CORPORATE BONDS & NOTES — 37.2%
CONSUMER DISCRETIONARY — 1.3%
Media — 1.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,273,000		1,323,920	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media — continued
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	190,000	$197,600	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	6,050,000	6,443,250
TOTAL CONSUMER DISCRETIONARY				7,964,770
CONSUMER STAPLES — 0.2%
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,570,000	1,444,400	(c)
ENERGY — 16.7%
Oil, Gas & Consumable Fuels — 16.7%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	3,808,316	4,100,277	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	3,940,000	4,629,500
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	8,250,000	8,662,500	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,230,000	1,291,500	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	6,945,000	6,563,025	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,700,000	2,608,875	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	2,830,000	2,861,696	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,446,000	1,462,195	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,609,000	13,649,243
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,894,775
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,330,000	2,434,850
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,170,000	1,439,100
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	9,762,600
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,183,975	(c)
Petronas Capital Ltd.	5.250%	8/12/19	9,290,000	10,192,412	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,256,000	1,378,005	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	3,430,000	3,327,100	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,626,000	4,324,005	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,088,663	(c)
TNK-BP Finance SA	6.625%	3/20/17	2,593,000	2,599,483	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	4,420,000	4,597,330	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,140,000	1,185,737	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000	514,500	(c)
TOTAL ENERGY				99,751,346
INDUSTRIALS — 1.8%
Building Products — 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,220,000	1,287,100	(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	577,000	608,735	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	1,205,400	(c)
Total Building Products				3,101,235
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	3,580,000	3,767,950	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,190,000	1,118,600	(c)
Total Construction & Engineering				4,886,550
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,474,786	(c)
TOTAL INDUSTRIALS				10,462,571
MATERIALS — 8.7%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	2,653,000	2,706,060	(c)
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	3,230,000	2,931,225	(c)
Metals & Mining — 6.8%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,631,375	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,577,535	(c)
Evraz Group SA, Notes	8.250%	11/10/15	790,000	762,350	(c)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,225,000	(c)
Evraz Group SA, Notes	6.750%	4/27/18	7,935,000	6,705,075	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,870,000	1,832,600	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,277,200

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,440,000	$1,429,200
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,610,000	10,573,080
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,063,000	5,473,604
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	5,876,000	5,670,340	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,410,000	1,976,200	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	497,750	(c)
Total Metals & Mining				40,631,309
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,545,000	1,804,860
Empresas CMPC SA, Notes	4.750%	1/19/18	1,540,000	1,564,449	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,440,000	1,368,000	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	890,000	805,450	(c)
Total Paper & Forest Products				5,542,759
TOTAL MATERIALS				51,811,353
TELECOMMUNICATION SERVICES — 6.9%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	11,981,000	9,884,325	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,037,000	855,525	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	2,207,000	1,875,950	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,385,175	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	2,370,000	2,275,200	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,124,000	1,079,040	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,820,000	1,842,750	(c)
Vimpel Communications, Notes	6.493%	2/2/16	505,000	465,863	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	6,305,000	6,384,777	(c)
Total Diversified Telecommunication Services				26,048,605
Wireless Telecommunication Services — 2.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000	1,882,000	(c)
True Move Co., Ltd.	10.750%	12/16/13	1,210,000	1,294,700	(c)
True Move Co., Ltd.	10.375%	8/1/14	3,058,000	3,272,060	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	7,880,000	8,431,600	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	560,000	452,200	(c)
Total Wireless Telecommunication Services				15,332,560
TOTAL TELECOMMUNICATION SERVICES				41,381,165
UTILITIES — 1.6%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	580,000	655,400	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,303,360	(c)
Total Electric Utilities				3,958,760
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,510,000	1,469,201	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000	2,575,340	(c)
Total Independent Power Producers & Energy Traders				4,044,541
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,521,300	(c)
TOTAL UTILITIES				9,524,601
TOTAL CORPORATE BONDS & NOTES (Cost — $216,077,686)				222,340,206

	EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $364,095)	4/15/20	11,745	331,796	*
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $584,167,308)			$597,470,730

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $429,859)	0.120%	1/10/12	430,000	$429,988	(d)(e)
TOTAL INVESTMENTS — 100.0% (Cost — $584,597,167#)				$597,900,718

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	CLP	- Chilean Peso
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol
	PLN	- Polish Zloty

Summary of Investments by Country **
Brazil	14.3%
Mexico	13.2
Russia	12.8
Turkey	8.7
Venezuela	8.0
Peru	5.9
Argentina	5.0
Indonesia	4.7
Colombia	4.7
Malaysia	3.7
Poland	3.4
Chile	2.8
Thailand	2.2
Panama	2.1
India	2.1
Kazakhstan	1.7
Hungary	1.1
Qatar	1.0
United Arab Emirates	0.7
Trinidad and Tobago	0.5
China	0.4
Sri Lanka	0.4
Luxembourg	0.3
Cayman Islands	0.2
Short-Term Investments	0.1
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of September 30, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(b) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$374,798,728	—	$374,798,728
Corporate bonds & notes	—	222,340,206	—	222,340,206
Warrants	—	331,796	—	331,796
Total long-term investments	—	$597,470,730	—	$597,470,730
Short-term investments†	—	429,988	—	429,988
Total investments	—	$597,900,718	—	$597,900,718
Other financial instruments:
Futures contracts	$270,240	—	—	$270,240
Forward foreign currency contracts	—	$585,873	—	585,873
Interest rate swaps	—	87,135	—	87,135
Total other financial instruments	270,240	673,008	—	943,248
Total	$270,240	$598,573,726	—	$598,843,966

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$53,382	—	$53,382

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a

Notes to Schedule of Investments (unaudited) (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty

Notes to Schedule of Investments (unaudited) (continued)

or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $53,382. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Other risks.  Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$44,141,453
Gross unrealized depreciation	(30,837,902)
Net unrealized appreciation	$13,303,551

At September 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	253	12/11	$32,643,479	$32,913,719	$270,240

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	JPMorgan Chase & Co.	1,829,413	$2,450,717	10/17/11	$(53,382)
Contracts to Sell:
Euro	JPMorgan Chase & Co.	23,360,020	31,293,546	10/17/11	585,873
Net unrealized gain on open forward foreign currency contracts					$532,491

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT†		TERMINATION DATE	PAYMENTS MADE BY THE FUND		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse	10,229,627	BRL	1/2/12	BRL-CDI	*	10.560%	—	$40,783	**
Credit Suisse	14,805,076	BRL	1/2/12	BRL-CDI	*	10.510%	—	46,352	**
Total	25,034,703	BRL					—	$87,135

† Notional amount denominated in U.S. dollars, unless otherwise noted.

‡ Percentage shown is an annual percentage rate.

* Based on the Overnight Brazilian Interbank Deposit Rate. As of September 30, 2011, the Brazil CETIP Interbank Deposit (CDI) rate was 11.880%.

** Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$270,240	—	—	—	$87,135	$357,375
Foreign Exchange Contracts	—	—	$585,873	$(53,382)	—	532,491
Total	$270,240	—	$585,873	$(53,382)	$87,135	$889,866

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$31,124,139
Forward foreign currency contracts (to buy)	6,520,671
Forward foreign currency contracts (to sell)	31,361,617

Average notional balance‡
Interest rate swap contracts	25,034,703	BRL

‡ Amounts are denominated in U.S. dollars, unless otherwise noted.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  November 23, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  November 23, 2011